CONDENSED CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Temporary equity, shares issued	909,091	909,091
Temporary equity, shares outstanding	909,091	909,091
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, authorized	200,000,000	200,000,000	200,000,000
Common stock, issued	121,326,733	107,164,855	93,808,386
Common stock, outstanding	121,326,733	107,164,855	93,808,386